Exhibit 10.5



                          TRADEMARK LICENSING AGREEMENT


     This Trademark Licensing Agreement (the "Agreement") dated September ____, 2006, by and between, Nano Holdings International, Inc., a Delaware corporation (the "Company") and Marion R. "Butch" Barnes, an individual (the "Trademark Holder").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Trademark Holder holds the rights to the Registered Trademark for the term "Shotski's." serial number 76419327, registration number 2877880 (the "Trademark"); and

     WHEREAS, the Company desires to license the right to use of the Trademark from the Trademark Holder.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, as well as the payment of $10 and other good and valuable consideration, which the Trademark Holder verifies and confirms the receipt of, the parties hereto agree as follows:

1.   The  License.
      ------------

     Trademark Holder agrees to grant the Company a one (1) year non revocable, exclusive, renewable license to the rights associated with and the use of the Trademark (the "License"), which License shall automatically renew for additional one (1) year terms, unless notice is provided by either party desiring to terminate this Agreement, to the non-terminating party, at least sixty (60) but no more than ninety (90) days before the end of the current one (1) year term of this Agreement.

2.   Miscellaneous.
     -------------

          (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of
               ----------
               this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This  Agreement  shall  be  construed  in
               ---------------
               accordance with and governed by the laws of the State of California, excluding any provision which would require the use of the laws of any other jurisdiction.

          (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               --------------------------------------------
               constitutes the entire agreement of the parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

          (d)  Section  Headings.  Section  headings  are  for  convenience only
               -----------------
               and  shall  not define or limit the provisions of this Agreement.

          (e)  Effect  of  Facsimile  and  Photocopied  Signatures.  This
               ---------------------------------------------------
               Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


                        NANO  HOLDINGS  INTERNATIONAL,  INC.
                        ------------------------------------

                        /s/  David  Rector
                       --------------------------------
                       David  Rector,
                       Chief  Executive  Officer


                       TRADEMARK  HOLDER
                       -----------------

                       /s/  Marion  R.  "Butch"  Barnes
                      ----------------------------------
                      Marion  R.  "Butch"  Barnes